                                                                      EXHIBIT 21

                                  SUBSIDIARIES

                                                             Jurisdiction of
Company Name                                                  Incorporation
-------------------------------------------------            ---------------
T. R. O., Inc.                                                      IL
KB Consolidated, Inc.                                               OH
CSC Distribution, Inc.                                              AL
CS Ross Company                                                     OH
Industrial Products of New England, Inc.                            ME
Midwestern Home Products, Inc.                                      DE
Midwestern Home Products, LTD                                       OH
Tool and Supply Company of New England, Inc.                        DE
SS Investments Corporation                                          DE
Consolidated International Export Corporation                    BARBADOS
Kay-Bee Center, Inc.                                                CA
Southdale Kay-Bee Toy, Inc.                                         MN
Mall of America Kay-Bee Toy, Inc.                                   MN
Kay-Bee Toy & Hobby Shops, Inc.                                     MA
K B Toy of Alaska, Inc.                                             AK
K B Toy of Arkansas, Inc.                                           AR
K B Toy of Arizona, Inc.                                            AZ
K B Toy of California, Inc.                                         DE
K B Toy of Colorado, Inc.                                           CO
K B Toy of Connecticut, Inc.                                        CT
K B Toy of Florida, Inc.                                            FL
K B Toy of Hawaii, Inc.                                             NY
Ala Moana Kay-Bee Toy, Inc.                                         NY
K B Toy of Idaho, Inc.                                              ID
K B Toy of Massachusetts, Inc.                                      MA
K B Toy of Maryland, Inc.                                           MD
K B Toy of North Carolina, Inc.                                     VA
K B Toy of Nebraska, Inc.                                           NE
Pheasant Kay-Bee Toy, Inc.                                          NH
K B Toy of New Jersey, Inc.                                         NJ
K B Toy of Nevada, Inc.                                             NV
K B Toy of Ohio, Inc.                                               OH
K B Toy of Pennsylvania, Inc.                                       PA
K B Toy of South Dakota, Inc.                                       SD
K B Toy of Tennessee, Inc.                                          TN
K B Toy of Texas, Inc.                                              TX
K B Toy of Utah, Inc.                                               UT
K B Toy of Virginia, Inc.                                           VA
K B Toy of Washington, Inc.                                         WA
K B Toy of Wisconsin, Inc.                                          NY

                                                                      EXHIBIT 21


                                  SUBSIDIARIES

                                                             Jurisdiction of
Company Name                                                  Incorporation
-------------------------------------------------            ---------------
K B Toy of Wyoming, Inc.                                            WY
Carolina Kay-Bee Toy, Inc.                                          NY
Las Americas Kay-Bee Toy, Inc.                                      NY
Rio Hondo Kay-Bee Toy, Inc.                                         NY
Centro Del Sur Kay-Bee Toy, Inc.                                    NY
Calle Betances Kay-Bee Toy, Inc.                                    NY
Bayamon Kay-Bee Toy, Inc.                                           NY
Cordero Ave. (Caguas) Kay-Bee Toy, Inc.                             NY
Atocha Street Kay-Bee Toy, Inc.                                     NY
Fajardo State Rd. Kay-Bee Toy, Inc.                                 NY
Main Street (Yauco) Kay-Bee Toy, Inc.                               NY
Mayaguez Kay-Bee Toy, Inc.                                          NY
Aguadilla Kay-Bee Toy, Inc.                                         NY
Plaza Del Caribe Kay-Bee Toy, Inc.                                  NY
Montehiedra Kay-Bee Toy, Inc.                                       NY
Kay-Bee Isabela, Inc.                                               OH
Kay-Bee Palma Real, Inc.                                            OH
Kay-Bee Del Norte, Inc.                                             OH
Kay-Bee Guayama, Inc.                                               OH
Kay-Bee Carolina, Inc.                                              OH
Kay-Bee Plaza Del Atlantico, Inc.                                   OH
Kay-Bee Caguas Centrum, Inc.                                        OH
Mall of America Toy Works, Inc.                                     MN
Otter Creek Kay-Bee Toys, Inc.                                      IL
Hooksett Toy Works, Inc.                                            NH
Marlborough Kay-Bee Toy, Inc.                                       MA
Cottenwood Kay-Bee Toy, Inc.                                        NM
Acadiana Kay-Bee Toy, Inc.                                          LA
Santa Ana Kay-Bee Toy, Inc.                                         CA
Consolidated Property Holdings, Inc.                                NV
CSC Protection, Co.                                                 NV
K B Holdings, Inc.                                                  NV
Barn Acquisition Corporation                                        DE
Fashion Barn, Inc.                                                  NY
Fashion Barn of New Jersey, Inc.                                    NJ
Fashion Barn of Florida, Inc.                                       FL
Fashion Barn of Indiana, Inc.                                       IN
Fashion Barn of Pennsylvania, Inc.                                  PA
Fashion Barn of Oklahoma, Inc.                                      OK

                                                                      EXHIBIT 21


                                  SUBSIDIARIES

                                                             Jurisdiction of
Company Name                                                  Incorporation
-------------------------------------------------            ---------------
Fashion Barn of Texas, Inc.                                         TX
Fashion Barn of Ohio, Inc.                                          OH
Fashion Outlets Corp.                                               NY
Fashion Barn of Vermont, Inc.                                       VT
Fashion Barn of Virginia, Inc.                                      VA
Fashion Barn of South Carolina, Inc.                                SC
Fashion Barn of North Carolina, Inc.                                NC
Fashion Barn of West Virginia, Inc.                                 WV
Fashion Bonanza, Inc.                                               NY
Rogers Fashion Industries, Inc.                                     NY
Saddle Brook Distributors, Inc.                                     NY
DTS, Inc.                                                           NY
Fashion Barn of Missouri, Inc.                                      MO
Fashion Barn, Inc.                                                  MA
Fasion Barn of Georgia                                              GA